May 21, 1999


Dear Fellow Shareholders:

The performance of the Jhaveri Value Fund in the fiscal year ended March 31, 1999 was a disappointment both as a shareholder and a manager. However, the good news is that we are back on track of our first three year performance of 19%. Since JVF's fiscal year end on March 31, 1999 the net asset value has risen from $11.36 to $13.51 as of May 21, 1999. Year to date JVF is up over 22%. During the same time period the S&P 500 is up only 8% and S&P/Barra Value Index, (The 250 stocks within the S&P 500 with the lowest price/earnings ratio) which is more value oriented, is up only
11.7%.


       Past  performance is not predictive of future  performance.   The
      value of shares will fluctuate and will be worth more or less than their original cost at the time of redemption.

                                      GRAPH

The current market is being led higher by the cyclical and value stocks. This is the first time in two years the technology stocks and high P/E stocks are lagging. During the fiscal year ended March 31, 1999, most value oriented mutual funds were down significantly and some large well known funds were down as much as 35%. JVF was down 17.7%. This divergence from the S&P 500 was due to momentum stocks like America Online and Microsoft which drove the market to new highs; however the majority of stocks lagged behind. Those two stocks represented 1/3 of the S&P 500's gains in 1998, and 15 stocks were responsible for 1/2 of the S&P 500's rise. Unfortunately, our strategy of value investing precluded us from investing in these momentum stocks because they were trading at extremely high valuations with high downside risk.

JVF Top Holdings - 3/31/99

Individual Compaines

1.             K Mart Corp  5.67%
2.    Chiquita Brands Intl  2.34%
3.             Hitachi Ltd  2.26%
4.        Schlumberger Ltd  1.71%
5.         Sctiex Corp Ltd  1.56%
6.                Inco Ltd  1.45%
7.      Hewlett Packard Co  1.22%
8.   Atlantic Richfield Co  1.20%
9.        Baker Hughes Inc  1.17%
10.          Fila Holdings  1.16%

Total               19.74%

Industries

1.Metal Ores - Gold/Non Ferrous  6.29%
2.Retail - Department Stores     5.67%
3.Electronic Semiconductor       4.76%
4.Oil & Gas - Field Services     4.27%
5.Food                           3.95%
6.Computer - Peripheral Equip    3.71%
7.Electronic Products Misc       2.84%
8.Telecommunication Services     2.71%
9.Oil & Gas - Intl Integrated    2.64%
10.Oil & Gas - US Integrated     2.49%

Total                           39.33%

Market Outlook:

During the last three years, the market has been driven by liquidity and strong economic fundamentals. The liquidity is coming from huge flows of funds from IRAs, pension plans, savings accounts, and foreign investors. The strong economic fundamentals consist of low inflation, low interest rates, rising corporate earnings, a strong dollar, rising productivity, full employment, high consumer confidence, and a strong GDP growth rate. Many of these strong economic fundamentals are moderating, and the Federal Reserve announced a bias toward higher interest rates. Cash flows into the market are continuing, albeit at a slower pace. These factors will keep the market in a trading range between 9,500 and 11,500 until some outside factor changes the current environment.

As I stated in my last letter we have made some enhancements and refinements to our investment model and strategy. These changes, within the framework of our model, have allowed us to take advantage of the volatility and momentum trading in the market. We are confident that with these strategic operational changes to our stock investment model, we will continue our recent turnaround in performance.

Sincerely,

Ramesh C. Jhaveri                  Saumil R. Jhaveri
Chief Executive Officer            President

                             Schedule of Investments
                               Jhaveri Value Fund
                                 March 31, 1999

Units Description                       Value

COMMON STOCK - 97.38%

Aerospace/Aircraft/Defense - 0.86%
  500 B.F. Goodrich Co.                 17,156
2,600 Boeing Co.                        88,400
                                       105,556
Auto Parts-Retail/Wholesale - 0.71%
5,700 Pep Boys-Manny, Moe & Jack        86,925

Auto/Truck Replace/Orig Parts - 1.09%
2,000 Cummins Engine Co.                71,125
3,300 Exide Corp                        36,713
  500 Goodyear Tire & Rubber            24,906
                                       132,744
Automobile-Manufacturing - 0.11%
  500 Volvo Aktiebolaget                12,906

Banks-Money Center - 1.06%
7,000 Bank Tokyo - Mitsubishi           98,000
  500 Citigroup                         31,938
                                       129,938
Beverages-Alcoholic/Soft Drink - 0.33%
  400 Coca Cola Co.                     24,550
  400 Pepsico Inc.                      15,675
                                        40,225
Broadcasting-Radio/Tv/Cable - 1.03%
15,400 Cabletron Systems Inc. *        126,087

Building Products-Retail/Whole - 0.12%
1,400 Building Materials *              14,175

Building-Construction/Prod/Mis - 0.31%
1,500 Stanley Works                     38,438

Building-Heavy Construction - 1.56%
15,500 Empresas Ica Socie-Dad Sa ADR    81,375
3,100 Fluor Corp.                       83,700
16,600 Grupo Tribasa Sa ADR *           25,937
                                       191,012
Chemicals-Diversified - 1.24%
  800 Dupont E.I. Denemours & Co.       46,600
9,800 Shanghai Petrochem               105,350
                                       151,950
Commercial Services - 1.52%
7,600 Computer Learning Ctrs *          40,375
4,200 Diebold Inc                      100,800
1,125 Prison Realty Trust               19,617
2,700 Sensormatic Electronics Corp. *   25,650
                                       186,442
Computer Graphics - 2.46%
4,300 Diamond Multimedia Systems *      26,337
19,000 Scitex Corp. Ltd. Ord Israel *  191,187
4,100 Silicon Graphics Inc. *           67,906
2,000 STB Systems Inc *                 15,625
                                       301,055

Units Description                       Value
Computer Integrated Systems - 0.99%
4,000 Oracle Corp. *                   105,500
7,000 System Software Assoc. Inc. *     15,750
                                       121,250
Computer Services - 0.67%
7,500 Computer Horizons *               82,031

Computer Software - 2.42%
1,400 Computer Associates Int'L. Inc    49,787
1,800 Informix Corp. *                  13,275
1,800 JD Edwards & Co *                 21,488
1,000 Novell Inc. *                     25,187
4,000 Parametric Technology *           79,000
1,400 PeopleSoft Inc *                  20,475
  800 PLATINUM technology Inc. *        20,400
2,500 SAP Aktiengesellschaft *          65,781
                                       295,393
Computer-Local Network - 1.01%
3,700 3Com Corp. *                      86,256
2,000 FORE Systems *                    37,812
                                       124,068
Computer-Mini/Micro - 1.96%
2,200 Compaq Computer Corp.             69,850
  500 Dell Computer Corp. *             20,438
2,200 Hewlett-Packard Co.              149,187
                                       239,475
Computer-Peripheral Eqpmt - 3.98%
2,700 Adaptec Inc. *                    61,594
1,200 American Power Conv Corp.*        32,400
2,400 C-Cube Microsys *                 47,550
5,700 Imation Corp *                    94,050
8,500 Iomega Corp *                     43,562
11,000 Read-Rite Corp. *                72,531
1,000 Seagate Technology Inc. *         29,563
2,000 Security Dynamics *               37,250
3,200 SMART Modular Tech *              47,800
  700 Storage Technology *              19,512
                                       485,812
Consumer Products-Glass/Metal - 0.23%
4,543 Samsonite Corp *                  27,826

Container-Metal/Glass - 0.33%
1,400 Crown Cork & Seal Co              39,987

Cosmetics & Personal Care - 0.48%
  500 Gillette Co.                      29,719
1,500 Rexall Sundown *                  28,781
                                        58,500
Diversified Operation - 2.35%
7,000 Ikon Office Solutions             89,688
1,300 Minnesota Mining & Manuf. Co.     91,975
1,000 Monsanto Co.                      45,938
7,500 Sybase Inc. *                     59,531
                                       287,132

Units Description                       Value
Electronic Equipment - 0.52%
  700 Emerson Electric Co.              37,056
2,000 Thermo Electron Corp. *           27,125
                                        64,181
Electronic Parts-Distributor - 0.48%
  400 Avnet                             14,650
4,200 HEALTHSOUTH Corp. *               43,575
                                        58,225
Electronic Products/Misc - 2.84%
3,800 Hitachi LTD                      276,450
11,200 Input/Output *                   70,700
                                       347,150
Electronic-Semiconductors - 4.76%
6,700 Advanced Micro Devices Inc. *    105,106
7,700 Atmel Corp. *                    116,944
4,500 Cirrus Logic Inc. *               28,688
11,000 Cypress Semiconductor *          99,000
  300 Intel Corp.                       35,738
5,100 International Recti-Fier *        35,700
1,500 Motorola Inc.                    109,875
5,500 National Semiconductor Corp. *    51,219
                                       582,270
Fertilizers - 0.93%
2,100 IMC Global Inc                    42,919
6,000 Phosphate Resources Parners LP    70,500
                                       113,419
Finance-Consumer Loans - 0.18%
4,700 Arcadia Financial LTD *           22,325

Finance-Investment Brokers - 0.16%
1,000 Raymond James Financial Inc.      19,750

Finance-Investment Management - 0.14%
  600 Franklin Resources Inc.           16,875

Finance-Mortgage & Rel Svcs - 0.09%
1,000 Assoc Estates Realty              10,437

Financial Services Misc - 0.34%
2,500 Advanta Corp Cl A                 27,656
5,500 Medaphis Corp. *                  13,406
                                        41,062

Food-Misc Preparation - 3.94%
2,418 Archer Daniels-Midland Co.        35,514
  900 Campbell Soup Co.                 36,619
28,100 Chiquita Brands Intl Inc.       286,269
1,800 ConAgra Inc                       46,125
  500 H.J. Heinz Co.                    23,688
1,600 Kellogg Co.                       54,100
                                       482,315

Units Description                       Value
Funeral Services & Related - 0.33%
5,000 Loewen Group                       9,063
2,200 Service Corp. Int'L.              31,350
                                        40,413
Hotels & Motels - 0.31%
2,700 Hilton Hotels Corp.               37,969

Household Appliances - 1.51%
16,100 Singer Co. *                     61,381
  800 Sony Corp ADR                     73,050
9,000 Sunbeam Co                        50,063
                                       184,494
Housewares - 0.62%
  500 Newell Rubbermaid                 23,750
2,900 Tupperware Corp                   52,200
                                        75,950
Insurance-Life/Property/Casual - 1.41%
  400 Aetna Life & Casualty Co.         33,200
4,499 Conseco Inc.                     138,904
                                       172,104
Lasers-Systimes/Componenets - 0.03%
  200 Cymer, Inc *                       3,975

Leisure Products - 1.49%
2,300 Brunswick Corp.                   43,844
3,700 Callaway Golf                     37,694
2,400 Mattel Inc.                       59,850
5,800 Oakley Inc *                      40,237
                                       181,625
Leisure Services - 0.59%
  500 Disney (Walt) Co.                 15,594
1,700 Mirage Resorts, Inc. *            36,125
2,700 Park Place Entertainment*         20,419
                                        72,138
Machinery-Constrct/Mining/Farm - 1.24%
1,800 Case Corp                         45,675
2,300 Caterpillar Inc.                 105,656
                                       151,331
Machinery-General & Industrial - 0.16%
2,500 Presstek Inc *                    19,687

Medical-Biomed/Genetics - 0.09%
  500 Chiron Corp. *                    10,969

Medical-Drugs - 1.41%
3,000 Carter Wallace Inc.               54,000
3,200 Dura Pharmaceutical *             45,200
  500 McKesson Corp.                    33,000
  600 Warner Lambert Co.                39,750
                                       171,950
Medical-Generic Drugs - 1.22%
8,000 IVAX Corporation *                94,500
2,000 Mylan Laboratories Inc.           54,875
                                       149,375

Units Description                       Value
Medical-Health Maint Org - 1.89%
4,200 Columbia/Hca Healthcare Corp.     79,538
8,462 Olsten Corp.                      52,359
3,000 Oxford Health Plans *             46,875
1,000 United Healthcare Corp.           52,625
                                       231,397
Medical-Hospitals/Nursing Home - 0.10%
1,000 Health Management Assoc Inc *     12,187

Medical-Outpatient/Home Care - 0.54%
12,554 Coram Healthcare *               24,323
  333 Medical Resources Inc *              708
8,600 PhyCor Inc *                      40,850
                                        65,881
Metal Ores-Gold/Non Ferrous - 5.75%
2,400 Alcan Aluminium Ltd               61,950
4,000 ASA Limited                       66,500
2,800 ASARCO Inc                        38,675
9,500 Cyprus Amax Minerals Co.         115,188
5,600 Homestake Mining Co.              48,300
13,300 Inco LTD                        177,056
5,000 Newmont Mining Corp.              88,125
  400 Phelps Dodge                      19,775
1,800 Reynolds Metals Co.               86,963
                                       702,532
Office Equipment & Supplies - 0.32%
   28 Momentum Business App*               250
7,700 Danka Business Systems            38,500
                                        38,750
Oil & Gas-Drilling - 1.16%
4,500 ENSCO Intl                        59,906
4,400 Santa Fe Intl                     82,225
                                       142,131
Oil & Gas-Field Services - 4.27%
5,900 Baker Hughes Inc                 143,444
3,000 Halliburton Co.                  115,500
3,500 Schlumberger Ltd.                208,687
2,100 Tidewater                         54,337
                                       521,968
Oil & Gas-International Integ - 1.79%
  600 Chevron Corp.                     53,063
  800 Mobil Corp.                       70,400
1,300 Texaco Inc.                       73,775
  700 YPF Sociedad                      22,094
                                       219,332
Oil & Gas-Us Explore & Prod - 0.29%
  437 McMoran Exploration Co*            7,074
2,300 Rowan Companies *                 29,181
                                        36,255
Oil & Gas-Us Integrated - 2.49%
2,000 Atlantic Richfield Co.           146,250
2,200 Occidental Petroleum              39,600
9,500 PennzEnergy                       99,750
  500 Unocal Corp.                      18,438
                                       304,038

Units Description                       Value
Oil Refining & Marketing - 0.85%
8,414 Pennzoil Quaker State            104,123

Paper & Paper Products - 0.59%
  900 International Paper               37,969
3,000 Longview Fibre Co                 34,687
                                        72,656
Photo Equipment & Supplies - 0.37%
  700 Eastman Kodak Co.                 44,713

Pollution Control-Eqpmt/Svcs - 0.72%
5,600 Republic Industries               69,300
  600 United States Filter *            18,375
                                        87,675
Retail-Apparel/Shoe - 0.33%
4,500 Gymboree Corp *                   40,219

Retail-Department Stores - 5.83%
41,200 K Mart Corporation *            692,675
  500 Penney, J.C. Co. Inc.             20,250
                                       712,925

Retail-Discount & Variety - 1.70%
5,200 Toys-R-Us Inc. *                  97,825
15,500 Venator Group, Inc. *           109,469
                                       207,294
Retail-Diversified/Misc - 1.27%
4,200 Borders Group*                    59,063
4,700 Petsmart Inc *                    37,747
8,000 Sports Authority Inc *            58,500
                                       155,310
Retail-Food & Restaurant - 0.83%
11,900 Fleming Companies Inc           101,894

Retail-Mail Order & Direct - 0.72%
5,500 Cendant Corp *                    87,656

Retail/Wholesale Computers - 1.19%
5,800 CompUSA Inc *                     40,600
 7,300        CHS Electronics*          23,269
2,600 Ingram Micro Inc A*               59,313
1,000 Tech Data Corp. *                 22,937
                                       146,119
Retail/Wholesale-Office Suppli - 0.56%
9,000 Corp Express *                    46,687
2,500 Office Max *                      21,563
                                        68,250

Units Description                       Value
Rubber-Tires - 0.33%
2,200 Cooper Tire & Rubber Co.          40,425

Shoes & Related Apparel - 1.85%
17,200 Fila Holdings                   141,900
  500 Nike Inc. Cl B                    28,844
3,500 Reebok Int'L LTD. *               55,562
                                       226,306
Steel-Producers - 2.36%
13,800 Bethlehem Steel Corp. *         113,850
10,100 Birmingham Steel                 39,769
1,000 Nucor Corp.                       44,063
1,000 USX - U.S. Steel Group New        47,000
5,500 WHX Corp. *                       43,313
                                       287,995
Telecommunication Equipment - 1.38%
2,200 Alcatel                           50,187
4,500 Andrew Corp. *                    55,406
9,000 PictureTel Corp *                 63,000
                                       168,593
Telecommunications Services - 2.71%
  500 Bell Atlantic Corp.               25,844
4,640 Hongkong Telecom                  90,770
1,800 MasTec Inc *                      40,950
14,500 PT Telkominkasi                  92,437
4,500 Compania Anonima Tele D           81,844
                                       331,845

Units Description                       Value

1,500 Fruit Of The Loom Inc. Cl A *     15,844
1,600 Polo Ralph Lauren *               31,800
                                        47,644
Transportation-Airline - 0.19%
  400 AMR Corp *                        23,425

Transportation-Rail - 0.52%
1,200 Union Pacific Corp.               64,125

Transportation-Truck - 0.31%
2,900 American Freightways *            37,337

Utility-Electric Power - 0.36%
1,300 Edison Intl                       44,500

Utility-Telephone - 0.42%
1,700 Telefonica De Argent              51,425

Metal Ores-Gold/Non Ferrous - 0.55%
  800 Barrick Gold Corp                 13,650
4,700 Placer Dome Inc.                  53,169
                                        66,819
Oil & Gas-International Integ - 0.84%
300 BP Amoco PLC ADR                    30,300
1,400 Royal Dutch                       72,800
                                       103,100
Total Common Stocks
  (Cost $12,727,209)               $11,905,759

SHORT TERM INVESTMENTS - 2.51%

307,490 Star Treasury Fund             307,490

Total Short Term Investments
  (Cost $307,490)                      307,490

Other assets less liabilities - 0.11%   13,774

Total Net Assets - 100.00%         $12,227,023

*     Non Income Producing.
Textile-Apparel/Mill Products - 0.39%

                               JHAVERI VALUE FUND
                              FINANCIAL HIGHLIGHTS
                  For a share outstanding throughout the period
                                                                     For the
                                      For the    For the   For the   period
                                      year       year      year      5/1/95*
                                      ended      ended     ended     through
                                      3/31/99    3/31/98   3/31/97    3/31/96

Net asset value - beginning of period $14.07     $12.64    $12.38     $12.00

INCOME FROM INVESTMENT OPERATIONS

Net investment income (loss)            (.17)     (.09)     (.11)      .00
Net gain on investments both
  realized and unrealized              (2.33)     3.97      1.27       .79

Total from investment operations       (2.50)     3.88      1.16       .79

LESS DISTRIBUTIONS

Dividends from net investment income    0.00      0.00      0.00      (.04)
Dividends from capital gains            (.21)    (2.45)     (.90)     (.37)

Net asset value - end of period       $11.36    $14.07    $12.64    $12.38

Total Return                          (17.66)%   33.74%     9.23%     7.45%**

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in 000's)  12,227    16,174    11,104     9,124
Ratio of expenses to average net assets 2.50%     2.50%     2.50%     2.50%**
Ratio of net investment income (loss)
  to average net assets                (1.43)%    (.70)%    (.87)%    (.02)%**
Portfolio turnover rate                83.09%    58.92%    54.48%    45.23%




*Commencement of Operations
**Annualized

                               JHAVERI VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 1999



ASSETS

Investments in securities at value (cost $13,034,519)      $12,213,249
Receivable for securities sold                                 120,364
Receivable for dividends and interest                            9,428
 Total assets                                               12,343,041

LIABILITIES

Payable for investment securities purchased                     90,138
Accrued operating expenses & other                              25,880
 Total Liabilities                                             116,018

NET ASSETS

Net assets (equivalent to $11.36 per share based on
 1,075,894 shares of capital stock outstanding)             12,227,023

Composition of Net Assets:

Paid in capital                                             13,055,309
Accumulated net realized gain on investments                    (7,016)
Net unrealized appreciation/(depreciation) on investments     (821,270)

NET ASSETS, March 31, 1999                                 $12,227,023

    The accompanying notes are an integral part of the financial statements.

                               JHAVERI VALUE FUND
                             STATEMENT OF OPERATIONS
                                 For year ending
                                 March 31, 1999



INVESTMENT INCOME

Interest                                                        $  5,481
Dividends                                                        135,863
Total Investment Income                                          141,344

EXPENSES

Operating Expenses (Note 3)                                     (333,778)

Net investment income/(loss)                                    (192,434)

Net realized gain/(loss) on securities transactions             (207,455)

Net change in unrealized appreciation/(depreciation)
  on investments                                              (2,485,670)

Net gain/(loss) on investments                                (2,693,125)

Net increase/(decrease) in net assets resulting
  from operations                                            $(2,885,559)

    The accompanying notes are an integral part of the financial statements.

                               JHAVERI VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS


                                                       For the year For the year
                                                            ended       ended
                                                           3/31/99     3/31/98

INCREASE IN NET ASSETS FROM OPERATIONS:

Net investments income (loss)                             $(192,434)   $(95,947)

Net realized gain on securities transactions               (207,455)  2,288,317

Net change in unrealized appreciation/(depreciation)
  of investments                                         (2,485,670)  1,809,583

Net increase in net assets resulting from operations     (2,885,559)  4,001,953

DISTRIBUTION TO SHAREHOLDERS:

From net investment income                                        0           0
From net realized gain on investments                      (248,351) (2,234,618)

FUND SHARE TRANSACTIONS:

Net proceeds from shares sold                             1,388,967   2,012,817
Dividends reinvested                                        248,351   2,234,618
Payment for shares redeemed                              (2,450,208)   (855,317)

Net increase in net assets from fund share transactions    (812,890)  3,392,118

Net increase in net assets                               (3,946,800)  5,159,453

NET ASSETS:

Beginning of period                                      16,173,823  11,014,370

End of period                                           $12,227,023 $16,173,823

    The accompanying notes are an integral part of the financial statements.

                               JHAVERI VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS
                                  March 31,1999

Note 1. Organization

The Jhaveri Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management Investment Company. The Trust was established under the laws of Ohio by an Agreement and Declaration of Trust dated January 18, 1995 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Shares of one series have been authorized, which shares constitute the interests in the Jhaveri Value Fund (the "Fund"). The Fund's investment objective is to provide long term capital appreciation. The Fund seeks to achieve its objective by investing primarily in a broad range of common stocks believed by its Adviser to have above average prospects for appreciation, based on a proprietary investment model developed by the Adviser.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation-Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Federal Income Taxes-The Fund intends to qualify each year as a "Regulated Investment Company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions-The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

Estimates-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Other-The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrued basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Note 3. Investment Advisory Agreement

The Trust has an investment advisory agreement with Investments Technology, Inc Ramesh C. Jhaveri and Saumil R. Jhaveri may be deemed to be controlling persons and affiliates of the Adviser due to their ownership of its shares and their positions as officers and directors of the Adviser. They, because of such affiliation, may receive benefits from the management fees paid to the Adviser.

Under the terms of the management agreement, (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage, taxes, interest, expenses incurred in connection with the organization and initial registration of its shares and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 2.50% of the average daily net assets of the Fund. In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Adviser. For the year ended March 31, 1999, the Adviser has received a fee of $333,778 from the Fund.

Note 4. Distributions to Shareholders

On December 15, 1998, a long term capital gain distribution of $0.21135 aggregating $248,351 was declared from net realized gains from investment transactions during 1998. The dividend was paid December 15, 1998, to shareholders of record on December 14, 1998.

Note 5. Capital Share Transactions

As of March 31, 1999 there was an unlimited number of no par value shares of capital stock authorized for the Fund. Transactions in capital stock were as follows:

                                  For the year ended
                                    March 31, 1999
                                Shares          Amount
Shares sold                    113,731      $1,388,967
Shares issued in
  reinvestment of dividends     23,254         248,351
Shares redeemed               (210,607)     (2,450,208)
Net increase                   (73,622)      $(812,890)

Share outstanding/Paid in capital
  Beginning of Period1,        149,516     $14,060,633
  End of Period              1,075,894     $13,247,743

Note 6. Investments

For the year ended March 31, 1999 purchases and sales of investment securities, other than short-term investments, aggregated $10,593,828 and $10,933,371 respectively. The gross unrealized appreciation for all securities totaled
$1,507,803 and the gross unrealized depreciation for all securities totaled $(2,329,073) or a net unrealized depreciation of $(821,270). The aggregate cost of securities for federal income tax purposes at March 31, 1999 was $13,034,519.

Note 7. Reclassification of Capital Accounts
The Fund has adopted Statement of Position 93-2, Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. As a result of this statement, the Fund changed the classification of distributions to shareholders to better disclose the difference between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, undistributed net investment loss and paid-in-capital have been adjusted as of March 31, 1999 in the following amounts. These restatements did not affect net investment income, net realized gain (loss) or net assets for the year ended March 31, 1999.

     Undistributed Net Investment Loss            Paid-in-Capital
                192,434                              (192,434)

                  INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Board of Trustees
Jhaveri Value Fund:

We have audited the accompanying statement of assets and liabilities of Jhaveri Value Fund, including the schedule of portfolio investments, as of March 31,
1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years and for the period from May 1, 1995 (commencement of operations) to March 31, 1996 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Jhaveri Value Fund as of March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years and for the period from May 1, 1995 (commencement of operations) to March 31, 1996 in the period then ended, in conformity with generally accepted accounting principles.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio
April 13, 1999